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                                                                   EXHIBIT 10.51


                             COVENANT NOT TO SUE AND
                     FULL AND COMPLETE RELEASE OF LIABILITY

         1.    In consideration of the payments and benefits set forth in
Section 5 of the Letter Agreement into between Kmart Corporation ("Kmart") and the undersigned, dated February 5, 2003 (the "Agreement") and the covenants contained herein, the undersigned (hereinafter referred to as the "Releasor") hereby releases and forever discharges Kmart and any related or affiliated companies or divisions and their current or former directors, officers, employees, and agents (hereinafter referred to collectively as the "Company Releasees") from any and all actions, causes of action, suits, controversies, claims and demands whatsoever, for or by reason of any matter, cause or thing whatsoever, which the Releasor, her heirs, executors, administrators and assigns may have had or may not have, whether known or unknown, which has or may have arisen out of any act or omission occurring on or prior to the date of the execution of this Covenant Not To Sue and Full and Complete Release of Liability ("Release"), including, but not limited to, all claims arising under or in connection with the Michigan Elliott-Larsen Civil Rights Act, as amended, Michigan Whistle Blowers' Protection Act, as amended, the Michigan Persons With Disabilities Civil Rights Act, as amended, Age Discrimination in Employment Act of 1967, as amended, Americans With Disabilities Act of 1990, as amended, Title VII of the Civil Rights Act of 1964, as amended, Civil Rights Act of 1991, as amended, Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, Older Workers Benefit Protection Act of 1990, as amended, the Worker Adjustment Retraining and Notification Act, the Fair Labor Standards Act, as amended, the Family & Medical Leave Act of 1993, as amended, the common law of the State of Michigan, for tort, breach of express or implied employment contract, wrongful discharge, intentional infliction of emotional distress, and defamation or injuries incurred on the job or incurred as a result of loss of employment. The release described in this Paragraph 1 shall not apply to any claim for benefits which may be due the Releasor under any "employee benefit plan" (as defined in Section 3(3) of ERISA) of Kmart in which she was a participant. The Releasor represents that she has not filed against the Company Releasees any complaints, charges, or lawsuits arising out of her employment, or any other matter arising on or prior to the date of this Release. The Releasor covenants and agrees that she will not seek recovery against the Company Releasees arising out of any of the matters released in this Paragraph 1.

         2. The Releasor acknowledges that she has no seniority, recall, reinstatement, or rehire rights with Kmart in any capacity.

         3. The Releasor agrees that she will comply in all respects with the terms of the Agreement and, except as provided in the Agreement, with the terms of the 2001 Agreement (as defined in the Agreement).

         4. If any provision or paragraph of this Release is ever determined not enforceable, the remaining provisions and paragraphs shall remain in full force and effect.

         5. The Releasor acknowledges that she has been given 21 days, commencing as of January 17, 2003, within which to consider this Release and that she has 7 days following her execution to revoke her signature. The Releasor further acknowledges and agrees that

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Kmart's final offer concerning the Agreement was made as of January 17, 2003, and that any changes which may have been made to that offer, whether material or immaterial, shall not restart the running of this 21-day period. If the Releasor revokes her consent hereto prior to the expiration of such 7-day period, this Release shall not be effective, and the Releasor shall receive no payments or benefits pursuant to Section 5 of the Agreement.

         6. This Release will be governed by and construed and enforced in accordance with the internal laws of the State of Michigan.

         7. Nothing in this Release shall impair any indemnification rights the Releasor may have, including any rights under directors and officers insurance policies.

         8. THE RELEASOR ACKNOWLEDGES THAT SHE HAS READ THIS RELEASE, THAT SHE HAS BEEN PROVIDED 21 DAYS, COMMENCING AS OF JANUARY 17, 2003, TO CONSIDER THIS RELEASE, THAT SHE HAS BEEN ADVISED THAT SHE HAS 7 DAYS TO REVOKE HER SIGNATURE, THAT SHE HAS BEEN ADVISED THAT SHE SHOULD CONSULT WITH AN ATTORNEY BEFORE SHE EXECUTES THIS RELEASE, AND THAT SHE UNDERSTANDS ALL OF ITS TERMS AND EXECUTES IT VOLUNTARILY AND WITH FULL KNOWLEDGE OF ITS SIGNIFICANCE AND THE CONSEQUENCES THEREOF.

                                             RELEASOR


                                             _____________________
                                             Janet G. Kelley


Date: _____________